Exhibit 99.1

Media Contact:

Ashley Boarman

Landis Communications

(415) 359-2312

redzone@landispr.com

Helios and Matheson Analytics Inc.

Names Chairman Theodore Farnsworth as Chief Executive Officer

Former CEO, Pat Krishnan, to lead all technology operations as Chief Innovation Officer

MIAMI & NEW YORK (Jan. 23, 2017) – Helios and Matheson Analytics Inc. (NASDAQ: HMNY) today announced that Theodore Farnsworth, HMNY’s Chairman of the Board, has been appointed as HMNY’s Chief Executive Officer. Farnsworth, founder of HMNY’s subsidiary, Zone Technologies, Inc., and creator of the RedZone Map smartphone app, is assuming the chief executive role of HMNY from Pat Krishnan, who is moving into the newly created position of Chief Innovation Officer.

“The integration of HMNY and RedZone is continuing at a rapid pace. I am thrilled to take on the chief executive role at HMNY, allowing Pat to focus on being our technology visionary while I focus on growing the company and RedZone’s reach,” said Farnsworth. “It’s important to make these changes now in order to fulfill the company’s overall vision, as well as its current and future technology needs,” continued Farnsworth.

As both Chairman and Chief Executive Officer, Farnsworth will lead the company’s strategic direction and all day-to-day operations. Mr. Krishnan will drive many technology-related functions of the company, including initiatives related to artificial intelligence and social listening. As Chief Innovation Officer, Mr. Krishnan will be assuming management of RedZone’s worldwide technology functions in the United States (Miami, New York and Silicon Valley), India and Israel.

“Being able to dedicate my full time and attention to the company’s technology innovation and development will put us on the fast track,” said Krishnan. “I believe doing so will enable us to accelerate our proprietary technology output and pursue the further incorporation of predictive analytics, computer learning and artificial intelligence into our RedZone Map application.”

About Helios and Matheson

Helios and Matheson Analytics Inc. (NASDAQ: HMNY) provides information technology consulting, training services, software products and an enhanced suite of services of predictive analytics. With its client roster including Fortune 500 corporations, HMNY focuses mainly on the BFSI and Technology verticals. HMNY’s solutions cover the entire spectrum of IT needs, including applications, data, and infrastructure. HMNY is headquartered in New York, NY and listed on the NASDAQ Capital Market under the symbol HMNY. For more information, visit us www.hmny.com.

About RedZone Map

RedZone (Zone Technologies, Inc.) is a state-of-the-art mapping and spatial analysis company with operations in the U.S. and Israel. Its eye-opening safety map app enhances mobile GPS navigation by providing advanced proprietary technology to guide travelers to their destinations while avoiding risky areas deemed “red zones,” due to high groupings of crime data, with safer routes generally 15% longer. More than that, the app incorporates a social media component allowing for real-time “It’s happening now” crime reporting coupled with real time data from over 1,400 local, state, national and global sources. Currently available to iOS and Android users. More information is available on the RedZone Map website.

Media Contact:

Ashley Boarman

Landis Communications

(415) 359-2312

redzone@landispr.com

Cautionary Statement on Forward-looking Information

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although HMNY’s management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Risk factors and other material information concerning HMNY are described in its Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015, its registration statement on Form S-3 declared effective on January 13, 2017 and other filings, including subsequent current and periodic reports and registration statements, filed with the U.S. Securities and Exchange Commission. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

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